UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of

The Securities Exchange Act of 1934

Filed by the Registrant ☒                            Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to Rule 14a-1 1(c) or Rule 14a-12

ARCA BIOPHARMA, INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

☐	Fee paid previously with preliminary materials:

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-1 1(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount previously paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

ARCA biopharma

C 1234567890

MR ANDREW SAMPLE
1234 AMERICA DRIVE
ANYWHERE, IL 60661

IMPORTANT ANNUAL STOCKHOLDERS' MEETING INFORMATION — YOUR VOTE COUNTS!

Stockholder Meeting Notice

123456 C0123456789 12345

Important Notice Regarding the Availability of Proxy Materials for the ARCA biopharma Stockholder Meeting to be Held on June 25, 2009

Under new Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual stockholders' meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement and annual report to stockholders are available at:

www.envisionreports.com/ABIO

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to **www.envisionreports.com/ABIO** to view the materials.
Step 2: Click on **Cast Your Vote or Request Materials**.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before June 15, 2009 to facilitate timely delivery.

C O Y

<STOCK#> 0128KB

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below.

If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the numbers in the shaded bar on the reverse side when requesting a set of proxy materials.

_ Internet – Go to www.envisionreports.com/ABIO. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a paper or email copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

_ Telephone – Call us free of charge at 1-866-641-4276 using a touch-tone phone and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

_ Email – Send email to investorvote@computershare.com with “Proxy Materials ARCA BIOPHARMA, INC.” in the subject line. Include in the message your full name and address, plus the three numbers located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by June 15, 2009.

Stockholder Meeting Notice

ARCA BIOPHARMA, INC.’s Annual Meeting of Stockholders will be held on June 25, 2009 at Renaissance Hotel,

500 Flatiron Blvd., Broomfield, CO 80021, at 9:00 a.m., Mountain Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends that you vote FOR the following proposals:

1. Election of Four Directors for a three-year term ending at the Annual Meeting of Stockholders in 2012 or until the election and qualification of their respective successors.

NOMINEES:

01—Jean-Francois Formela, M.D. 02—J. William Freytag, Ph.D. 03—Ted W. Love, M.D. 04—Burton E. Sobel, M.D.

2. Approval of the amendment and restatement of the Nuvelo, Inc. 2004 Equity Incentive Plan as the Amended and Restated ARCA biopharma,

Inc. 2004 Equity Incentive Plan.

3. Ratification of the selection of KPMG LLP as the Company’s independent registered public accounting firm for the fiscal year ending

December 31, 2009.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

0128KB

ARCA
biopharma

Using a **black ink** pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. [X]

Annual Meeting Proxy Card

▼ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

A Proposals — The Board of Directors recommends a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Four Directors for a three-year term ending at the Annual Meeting of Stockholders in 2012 or until the election and qualification of their respective successors.

NOMINEES:

	For	Withhold
01 - Jean-Francois Formela, M.D.	☐	☐
02 - J. William Freytag, Ph.D.	☐	☐
03 - Ted W. Love, M.D.	☐	☐
04 - Burton E. Sobel, M.D.	☐	☐

	For	Against	Abstain
2. Approval of the amendment and restatement of the Nuvelo, Inc. 2004 Equity Incentive Plan as the Amended and Restated ARCA biopharma, Inc. 2004 Equity Incentive Plan.	☐	☐	☐
3. Ratification of the selection of KPMG LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2009.	☐	☐	☐

In their discretion, the proxies are also authorized to vote upon such other matters as may properly come before the Annual Meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please date and sign exactly as the name appears on this card. Joint owners should each sign. Please give full title when signing as executor, administrator, trustee, attorney, guardian for a minor, etc. Signatures for corporations and partnerships should be in the corporate or firm name by a duly authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X 0 2 2 0 5 9 2

<STOCK#> 0128JA

_ PLEASE FOLD ALONG THE PERFORATION, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. _

ARCA

Biopharma

PROXY SOLICITED BY THE BOARD OF DIRECTORS OF ARCA BIOPHARMA, INC.

FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 25, 2009

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement of ARCA biopharma, Inc. (the “Company”), dated April 30, 2009, in connection with the Company’s Annual Meeting of Stockholders to be held at the Renaissance Hotel, 500 Flatiron Blvd., Broomfield, CO 80021, at 9:00 a.m., mountain time, on Thursday, June 25, 2009, and does hereby appoint Richard B. Brewer, Michael R. Bristow, M.D., Ph.D., Kathryn E. Falberg and Christopher D. Ozeroff, and each of them (with full power to act alone), proxies of the undersigned with all the powers the undersigned would possess if personally present and with full power of substitution in each of them, to appear and vote all shares of Common Stock of the Company which the undersigned would be entitled to vote if personally present at the 2009 Annual Meeting of Stockholders, and at any adjournment or adjournments thereof.

The shares represented hereby will be voted as directed herein. IN EACH CASE, IF NO DIRECTION IS INDICATED, SUCH SHARES WILL BE VOTED “FOR” PROPOSALS 1, 2 AND 3. AS TO ANY OTHER MATTER THAT MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENTS

THEREOF, SAID PROXY HOLDERS WILL VOTE IN ACCORDANCE WITH THEIR BEST JUDGMENT. THIS PROXY MAY BE REVOKED IN WRITING

AT ANY TIME PRIOR TO THE VOTING THEREOF.

PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.

Please be sure to sign and date this Proxy.

Proxy — ARCA BIOPHARMA, INC.